UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 26, 2010

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On May 26, 2010, InfoLogix, Inc. (the “Company”) issued a press release announcing that its board of directors (the “Board”) has initiated a review of strategic alternatives to address various financial and operational challenges facing the Company and to identify the most effective means for optimizing value for stockholders, including reviewing proposals for additional financing, further restructuring of its debt and effecting one or more strategic transactions.  In response to such proposals and to explore a broad range of strategic alternatives, the Board met and formed a special committee of independent directors (the “Committee”), comprised of Mel Keating, Thomas Miller and Thomas Lynch. The Committee is working with financial advisors to assist in its review of strategic alternatives and, upon completion of its review, will make its recommendation to the Board.

There is no assurance that a review of strategic alternatives will result in the proposal or completion of any transaction with acceptable terms.  The Company does not expect to update the market with any further information on the process unless and until disclosure is deemed appropriate.

Safe Harbor

The Company makes forward-looking statements in this current report which represent its expectations or beliefs about future events and financial performance.  Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.  Forward-looking statements are subject to known and unknown risks and uncertainties, including the risks described in our Annual Report on Form 10-K for the period ended December 31, 2009 and other filings we make with the Securities and Exchange Commission.  In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements.  We do not make any commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement is made.

A copy of the press release is furnished herewith as Exhibit 99.1 to this current report.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

99.1                           Press release dated May 26, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: May 26, 2010	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Exhibit Index

99.1                           Press release dated May 26, 2010.